[CHASE LOGO]





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                                                     December 31, 1996


GGS Management, Inc.
GGS Management Holdings, Inc.
c/o Symons International Group, Inc.
4720 Kingsway Drive
Indianapolis, Indiana 46205

Attention: David L. Bates, Esq.

                              Re: Second Amendment

Gentlemen:

         We refer to the Credit Agreement dated as of April 30, 1996 (as amended by a Consent and Amendment dated as of October 31, 1996, the "Credit Agreement"; terms defined in the Credit Agreement to have their respective defined meanings when used herein) between GGS Management, Inc. (the "Company") certain banks (the "Banks") and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association)), as agent for the Banks (the "Administrative Agent").

         You have requested that the Credit Agreement be amended to provide for an amendment of a certain mandatory prepayment provision in the Credit Agreement. Having received the consent of the all the Banks, we agree that the Credit Agreement is hereby amended in the following respect:

         Subsection (a) of Section 2.08 of the Credit Agreement shall be amended to add the following at the end thereof:

         "; provided that, without making any such prepayment, the Company may make an Equity Issuance for up to but not exceeding $6,000,000 in the aggregate to GGS at any time from and including December 20, 1996 to and including December 31, 1996 so long as all of such proceeds are

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         contributed as Statutory  Surplus to the Insurance  Subsidiaries  on or
         before December 31, 1996."

         The foregoing amendment shall become effective upon receipt by the Administrative Agent of a copy of this letter duly executed on behalf of the Company and GGS as below provided. This letter agreement shall be governed by and construed in accordance with, the law of the State of New York.

                                                     THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent


                                                     By /s/ J. David Parker, Jr.
                                                        ------------------------
                                                        J. David Parker
                                                        Vice President

CONSENT:

GGS MANAGEMENT, INC.


By /s/
---------------------------------
Title: CFO


GGS MANAGEMENT HOLDINGS, INC.


By /s/ David L. Bates
---------------------------------
Title: VP & General Counsel